                                                       EXHIBIT 21


50.10%             SUN COMPANY, INC.            DECEMBER 31, 1997
            SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                    INC/REG
------------                                     -------
COS Corporation                                       IL

Elk River Resources, Inc.                             DE
--Elk River Minerals Corporation                      DE
--Indiana Harbor Coke Company                         DE
----Indiana Harbor Coke Company L.P.                  DE
--Indiana Harbor Coke Corporation                     IN
--Jewell Coke Company                                 DE
--Jewell Resources Corporation                        VA
----Dominion Coal Corporation                         VA
----Jewell Coal & Coke Company, Inc.                  VA
----Jewell Smokeless Coal Corporation                 VA
----Oakwood Red Ash Coal Corporation                  VA
----Vansant Coal Corporation                          VA
--Shamrock Coal Company, Incorporated                 DE

Helios Capital Corporation                            DE
--Beneco Leasing Two, Inc.                            OH
--Sunoco Leasing, Inc.                                DE
----Heleasco Twenty, Inc.                             DE
----Heleasco Twenty-Three, Inc.                       DE
----Jalisco Corporation                               CA
--Sun Leasing Company                                 DE

Marine Investment Company of Delaware                 DE
--Alaska Bulk Carriers, Inc.                          PA
--Aston Shipping Company                              DE
--Eastern Sun Barge Company                           DE
--Florida Barge Company                               DE
--New York Sun Shipping Co., Inc.                     DE
--Philadelphia Sun Shipping Co., Inc.                 DE
--Sun Barge Company                                   DE
--Sun Transport, Inc.                                 DE

Mascot Petroleum Company, Inc.                        DE

Mohawk Valley Oil, Inc.                               NY

50.10%             SUN COMPANY, INC.            DECEMBER 31, 1997
            SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                    INC/REG
------------                                     -------
Radnor Corporation                                    PA
--Morgan's Run Investment Company                     DE
--Radnor Development Corporation                      DE
--Radnor MidAtlantic Corporation                      PA
--Radnor Suncoast Corporation                         DE
--Radnor West, Inc.                                   DE
--Radnor/Aire Corporation                             PA
--Radnor/Alexandria Corporation                       DE
----#1 Radnor/Alexandria Corporation                  DE
--Radnor/Argyle Corporation                           DE
--Radnor/Beachway Corporation                         DE
--Radnor/Bowie Corporation                            DE
--Radnor/California Corporation                       DE
--Radnor/California Service Corporation               DE
--Radnor/Credit Corporation                           DE
--Radnor/Delaware Avenue Corporation                  PA
--Radnor/Dutton Mill Corporation                      PA
--Radnor/Edgewater, Inc.                              DE
--Radnor/Fulton County Corporation                    DE
--Radnor/Fulton Industrial Corporation                DE
--Radnor/Grand Oaks Corporation                       DE
--Radnor/Green Meadows Corporation                    DE
--Radnor/Greenway Corporation                         DE
--Radnor/Hampton Corporation                          DE
--Radnor/Investment Corporation                       DE
--Radnor/Island Corporation                           DE
--Radnor/La Jolla Corporation                         DE
--Radnor/Lakeside Corporation                         DE
--Radnor/Lemon Grove Corporation                      DE
--Radnor/Loudoun Corporation                          DE
----Radnor/Loudoun Day Care Corporation               DE
--Radnor/Main St. Corporation                         DE
--Radnor/Marina Corporation                           PA
--Radnor/Matsonford Corporation                       PA
--Radnor/Murrieta Corporation                         DE
--Radnor/North Corporation                            DE
--Radnor/Orange Grove Corporation                     DE
--Radnor/Pacific Corporate Center Corporation         DE
--Radnor/Painted Desert Corporation                   DE
--Radnor/Parke East Corporation                       DE
--Radnor/Peachtree Point Corporation                  DE
--Radnor/Pier 5 Corporation                           PA
--Radnor/Plantation Corporation                       DE
----Radnor Realty, Inc.                               DE

50.10%             SUN COMPANY, INC.            DECEMBER 31, 1997
            SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                    INC/REG
------------                                     -------
--Radnor/Plymouth Corporation                         PA
--I Radnor/Plymouth Investment Company                DE
----Plymouth Building I Business Trust                PA
--III Radnor/Plymouth Investment Company              DE
--Radnor/Rancho California Corporation                DE
--Radnor/Sarasota Corporation                         DE
----Laurel Oak Realty Corporation                     DE
--Radnor/Service Corporation                          PA
--Radnor/Spring Ridge Corporation                     DE
----Radnor/Frederick Corporation                      DE
--Radnor/Spring Valley Corporation                    DE
--Radnor/Sun Village Construction Corporation         DE
--Radnor/Sun Village Corporation                      DE
--Radnor/Vail Ranch Corporation                       DE
--Radnor/Vanguard Corporation                         DE
--Radnor/Victorville Corporation                      DE
--Radnor/Villa Trinidad Corporation                   DE
--Radnor/Vista Mar Corporation                        DE
--Radnor/Willoughby Corporation                       DE
--Radnor/Yorba Linda-I Corporation                    DE
--Striker Investment Company                          DE

Sun Alternate Energy Corporation                      DE

Sun Atlantic Refining and Marketing Company           DE
--Sun Atlantic Refining and Marketing B.V., Inc.      DE
--Sun Atlantic Refining and Marketing B.V.            NL
------Atlantic Petroleum Corporation                  DE
--------Atlantic Pipeline Corp.                       DE
--------Atlantic Refining & Marketing Corp.           DE

Sun Canada, Inc.                                      DE
--Helios Assurance Company Limited                    BA
--Petrosun Limited                                    EN
--Sun International Limited                           BA
--Sun Mexico One, Inc.                                DE
----Sunoco de Mexico, S.A. de C.V.                    MX
--Sun Mexico Two, Inc.                                DE
--Sunoco Limited                                      EN

Sun Coal Company                                      DE

Sun Company, Inc. (Name Saver)                        DE

50.10%             SUN COMPANY, INC.            DECEMBER 31, 1997
            SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                    INC/REG
------------                                     -------
Sun Company, Inc. (R&M)                               PA
--Mid-State Oil Company                               DE
--Puerto Rico Sun Oil Company                         DE
--Sun BEF, Inc.                                       TX
--Sun Far East Trading, Inc.                          DE
--Sun Lubricants and Specialty Products Inc.          QU
--Sun Oil Far East, Inc.                              DE
--Sun Petrochemicals, Inc.                            DE
--Sunmarks, Inc.                                      DE
--Sunoco Caribbean, Inc.                              DE
--Sunoco Power Marketing L.L.C.                       PA

Sun Executive Services Company                        PA

Sun Ocean Ventures, Inc.                              DE

Sun Oil Argentina Limited                             BA

Sun Oil Argentina Limited S.A.                        AT

Sun Oil Company  (Name Saver)                         DE

Sun Oil Company (U.K.) Ltd.                           DE

Sun Oil Export Company                                DE
--Sun Geologic and Seismic, Inc.                      DE

Sun Oil International, Inc.                           DE

Sun Oil Shabwa Yemen Limited                          BA

Sun Oil (Thailand) Limited                            TH

Sun Oil Trading Company                               DE

Sun Pipe Line Company of Delaware                     DE
--Mid-Continent Pipe Line Company                     OK
--Mid-Valley Pipeline Company                         OH
--Sun Oil Line Company of Michigan                    MI
--Sun Pipe Line Company                               PA
--Sun Pipe Line Services Co.                          DE

Sun Refining and Marketing Company  (Name Saver)      DE

Sun Services Corporation                              PA

Sun Ship, Inc.                                        PA
--Lesley Corporation                                  DE

50.10%             SUN COMPANY, INC.            DECEMBER 31, 1997
            SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                    INC/REG
------------                                     -------
Sun-Del Services, Inc.                                DE

Suncrest Industries, Inc.                             PA

Sunoco Overseas, Inc.                                 DE
--Lugrasa, S.A.                                       PN

Sunoco Science and Technological Services, Inc.       NY
(Name Saver)

The Claymont Investment Company                       DE
--Sunoco Credit Corporation                           DE

Triad Carriers, Inc.                                  PA
--BBQ, Inc.                                           PA
--Carrier Systems Motor Freight, Inc.                 DE
